SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.20549

                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)

                                    of

                     THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report:  September 29, 1995

                             RALSTON PURINA COMPANY

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          (Exact name of Registrant as specified in its charter)


         MISSOURI            1-4582              No. 43-0470580
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(State or Other      (Commission File Number)   (IRS Employer)
Jurisdiction of                                  Identification
Incorporation)                                   Number)

            CHECKERBOARD SQUARE, ST. LOUIS, MISSOURI  63146
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      (Address of Principal Executive Offices                    Zip Code)

              Registrant's telephone number, including area code:
                             (314) 982-1000

Item 5.  Other Events

On May 26, 1995, the Company filed its Form S-3 Registration Statement under the Securities Act of 1933, No. 33-59663 which was declared effective on June 2, 1995. On September 28, 1995, the Company filed a Prospectus and Prospectus Supplement relating to the issuance and sale of $175,000,000 in aggregate principal amount of the Company's 7-3/4% Debentures due October 1, 2015. In connection with the filing, the Company is hereby filing the following exhibits which will be incorporated by reference in the Registration Statement.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

(1). Terms Agreement dated September 27, 1995, between the Company, Morgan Stanley & Co. Incorporated, Dillon, Read & Co. Inc. and A. G. Edwards & Sons, Inc. relating to the issuance and sale pursuant to the Registration Statement of $175,000,000 in aggregate principal amount of the Company's 7-3/4% Debentures due October 1, 2015.

4(c).  Form of Debenture.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    RALSTON PURINA COMPANY



               By:  JAMES R. ELSESSER
                    ----------------------
                    James R. Elsesser
                    Vice President and
                   Chief Financial Officer

Date: September 29, 1995